[GRAPHIC]                                                2000
                                                        Annual Report















                                  American Municipal
                                  Income Portfolio
                                  XAA
















[LOGO] FIRST AMERICAN-Registered Trademark-
ASSET MANAGEMENT

                                     [LOGO] FIRST AMERICAN-Registered Trademark-
                                            ASSET MANAGEMENT
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         CONTENTS


  2 Fund Overview

  6 Financial Statements and Notes

 16 Investments in Securities

 22 Independent Auditors' Report

 23 Federal Income Tax Information

 24 Shareholder Update



--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
FUND OBJECTIVE

High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A diverse range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

--------------------------------------------------------------------------------
NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

Based on net asset value for the periods ended January 31, 2000

[CHART]

                                                                        Since Inception
                                                One Year    Five Year       6/25/1993
AMERICAN MUNICIPAL INCOME PORTFOLIO              -9.88%      7.68%           4.76%
Lipper General Municipal Bond Funds:
  Leveraged Average                              -9.94%      5.83%           4.24%
Lehman Brothers Municipal Long Bond Index        -8.57%      6.26%           4.74%

-------------------------------------------------------------------------------

Average annual total returns are through January 31, 2000, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns based on the change in market price for the one-year, five-year and since-inception periods ended January 31, 2000, were -10.81%, 6.54%, and 2.53%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures.

The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through January 31, 2000.

          1    2000 ANNUAL REPORT   American Municipal Income Portfolio

FUND
   OVERVIEW
--------------------------------------------------------------------------------

FUND MANAGEMENT

TEAM LEADER
DOUG WHITE, CFA,
17 years of financial industry experience.

TEAM MEMBER
CATHERINE STIENSTRA
12 years of financial industry experience.
--------------------------------------------------------------------------------

March 15, 2000

AMERICAN MUNICIPAL INCOME PORTFOLIO PROVIDED A NET ASSET VALUE TOTAL RETURN OF -9.88%* FOR THE YEAR ENDED JANUARY 31, 2000. The fund's market price return was -10.81% over the same period. This compares to a -8.57% total return for the fund's benchmark, the Lehman Brothers Municipal Long Bond Index. Over the same period, the Lipper General Municipal Bond Funds: Leveraged Average had a total return of -9.94%.

INTEREST RATES HAVE RISEN ALMOST STEADILY THROUGHOUT THE YEAR, NEGATIVELY IMPACTING OUR RETURN. American Municipal Income Portfolio emphasizes bonds with longer maturities, and was positioned to benefit from stable or declining intermediate- and long-term interest rates. While our longer maturity has hurt our performance this


*All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

As a percentage of total assets on January 31, 2000

[CHART]


Housing Revenue                      19%
IDR Pollution Control Revenue         6%
Other Assets                          1%
Recreation Authority Revenue          2%
Health Care Revenue                  28%
Utility Revenue                      13%
Certificates of Participation         4%
Municipal Bond Bank                   1%
Education Revenue                     3%
Building Revenue                      2%
General Obligations                  18%
Investment Companies                  3%

       2       2000  ANNUAL REPORT   American Municipal Income Portfolio

FUND
   OVERVIEW continued
--------------------------------------------------------------------------------

period, municipal bonds with longer maturities usually offer higher yields. History tells us that a bond portfolio that takes an aggressive stance in bond maturities ultimately benefits from that position, even though it may be more volatile in the short term. What's more, in a low-inflation environment such as we've enjoyed for a number of years, bond yields tend to move favorably.

AS INTEREST RATES HAVE RISEN, THE SUPPLY OF MUNICIPAL BONDS HAS FALLEN. The total supply of municipal bonds has gone down more than 21% from a year ago. This is due to the fact that many government entities slowed debt issuance either because higher yields made refunding issues unattractive or because increasing tax revenues decreased the need to take on new debt.


--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------

As a percentage of total assets on January 31, 2000

[MAP]

Arizona                3%
Colorado              (1)%
California             5%
Georgia                9%
Illinois               7%
Indiana                5%
Hawaii                 2%
Iowa                   1%
Kansas                 1%
Kentucky               2%
Louisanna              5%
Maryland               2%
Michigan               9%
Minnesota              8%
Nebraska               1%
Nevada                 2%
New Mexico             7%
New York               1%
Ohio                   1%
South Dakota           4%
Tennessee              1%
Texas                  8%
Utah                   4%
Washington             3%
Wisconsin              4%

       3        2000  ANNUAL REPORT   American Municipal Income Portfolio

FUND
   OVERVIEW continued
--------------------------------------------------------------------------------

WE HAVE MAINTAINED AN EFFECTIVE DURATION LONGER THAN THE BENCHMARK IN ORDER TO SUSTAIN THE FUND'S INCOME. Our longer duration has allowed the fund to maintain its competitive yield and enabled us to add slightly to its dividend reserve. The recent increase in interest rates provides opportunities to realize tax losses, to help offset potential future capital gains, and to purchase new bonds at relatively higher yields. Therefore, we are not currently considering a shift in the fund's strategy.

Thank you for your investment in American Municipal Income Portfolio. We remain committed to providing you with quality service and look forward to helping you achieve your investment goals.


--------------------------------------------------------------------------------
Preferred Stock
--------------------------------------------------------------------------------

The preferred stock issued by XAA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term, tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.


       4        2000  ANNUAL REPORT   American Municipal Income Portfolio

FUND
   OVERVIEW continued
--------------------------------------------------------------------------------

TRIBUTE TO DAVID T. BENNETT

As friends and colleagues, the Board of Directors of the First American Funds wishes to recognize David T. Bennett for the significant and lasting contributions he made as a Director of the First American Funds. His services were cut short by his recent and untimely death following a 13-year battle with cancer.

David was an attorney with the law firm of Gray, Plant, Mooty, Mooty & Bennett since graduating from law school in 1967. David was also a successful entrepreneur, owning controlling interests in Highland Manufacturing, Kiefer Built, and USL Products. He also devoted countless hours to numerous civic and charitable groups, including the Minneapolis Institute of Arts, the Guthrie Theater, the Nature Conservancy, and Dunwoody Institute.

His association with the funds began in 1987, when he joined the Board of Directors of the Piper Jaffray Funds. The First American Funds have been the beneficiary of David's experience, wisdom, and insight during challenging periods of change and growth. His knowledge of the industry and mutual fund board experience were invaluable during the critical transition period integrating the Piper and First American Fund Families. David's abilities were particularly appreciated by the Audit, Pricing, and Board Development Committees on which he served. The Directors with whom he served value greatly their time spent together.

We gratefully and sincerely recognize David's contributions and extend our sincere condolences to David's family and friends.

        5     2000  ANNUAL REPORT   American Municipal Income Portfolio

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  January 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $118,045,738
Cash in bank on demand deposit  ............................             509
Dividends and accrued interest receivable  .................       1,343,881
                                                                ------------
  Total assets  ............................................     119,390,128
                                                                ------------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................          17,877
Accrued investment management fee  .........................          35,487
Accrued administrative fee  ................................          20,278
Other accrued expenses  ....................................           6,167
                                                                ------------
  Total liabilities ........................................          79,809
                                                                ------------
  Net assets applicable to outstanding capital stock .......    $119,310,319
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................    $124,031,021
Undistributed net investment income  .......................         385,229
Accumulated net realized loss on investments  ..............      (2,716,554)
Unrealized depreciation of investments  ....................      (2,389,377)
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $119,310,319
                                                                ============

* Investments in securities at identified cost  ............    $120,435,115
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........    $ 75,810,319
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................       5,756,267
Net asset value  ...........................................    $      13.17
Market price  ..............................................    $      11.75

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......    $ 43,500,000
Shares of preferred stock outstanding (authorized 1 million
  shares)  .................................................           1,740
Liquidation preference per share  ..........................    $     25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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           2000 Annual Report  6  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended January 31, 2000
 ................................................................................

INCOME:
Interest ...................................................    $ 6,604,289
Exempt-interest dividends from investment companies ........        300,128
                                                                -----------

  Total investment income ..................................      6,904,417
                                                                -----------

EXPENSES (NOTE 5):
Investment management fee  .................................        439,749
Administrative fee  ........................................        193,533
Remarketing agent fee  .....................................        108,752
Custodian and accounting fees  .............................         77,709
Transfer agent fees  .......................................         21,999
Reports to shareholders  ...................................         23,703
Directors' fees  ...........................................          3,000
Audit and legal fees  ......................................         55,498
Other expenses  ............................................         56,296
                                                                -----------
  Total expenses  ..........................................        980,239
    Less expenses paid indirectly  .........................         (5,450)
                                                                -----------

  Total net expenses  ......................................        974,789
                                                                -----------

  Net investment income  ...................................      5,929,628
                                                                -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized loss on investments (note 4)  .................       (216,626)
Net change in unrealized appreciation or depreciation of
  investments  .............................................    (12,845,247)
                                                                -----------

  Net loss on investments  .................................    (13,061,873)
                                                                -----------

    Net decrease in net assets resulting from
      operations  ..........................................    $(7,132,245)
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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           2000 Annual Report  7  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                              YEAR ENDED         YEAR ENDED
                                                               1/31/00            1/31/99
                                                           ----------------   ----------------
OPERATIONS:
Net investment income  ..................................    $  5,929,628       $  5,878,972
Net realized gain (loss) on investments  ................        (216,626)           912,077
Net change in unrealized appreciation or depreciation of
  investments  ..........................................     (12,845,247)         1,158,526
                                                             ------------       ------------

  Net increase (decrease) in net assets resulting from
    operations  .........................................      (7,132,245)         7,949,575
                                                             ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends  ...............................      (4,443,550)        (4,339,248)
  Preferred stock dividends  ............................      (1,429,704)        (1,528,693)
                                                             ------------       ------------
  Total distributions  ..................................      (5,873,254)        (5,867,941)
                                                             ------------       ------------

  Total increase (decrease) in net assets  ..............     (13,005,499)         2,081,634

Net assets at beginning of year  ........................     132,315,818        130,234,184
                                                             ------------       ------------

Net assets at end of year  ..............................    $119,310,319       $132,315,818
                                                             ============       ============

Undistributed net investment income  ....................    $    385,229       $    329,280
                                                             ============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

           2000 Annual Report  8  American Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Pricing services value domestic equity securities traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked

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           2000 Annual Report  9  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Distributions of short-term and long-term realized gains received from closed-end investment companies are recorded as realized gains. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floater"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. At January 31, 2000, the fund had investments in inverse floaters with a value of $1,159,950, which represents 1.0% of net assets.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to

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          2000 Annual Report  10  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 2000, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $425.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders.
--------------------------------------------------------------------------------

          2000 Annual Report  11  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the funds dividend reinvestment plan, reinvested in additional shares of the funds common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                American Municipal Income Portfolio has issued and, as of January 31, 2000, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 2000, the dividend rates were 2.60% and 3.60% for class "T" and "TH", respectively.

                RP is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

--------------------------------------------------------------------------------

          2000 Annual Report  12  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 2000, aggregated $11,679,587 and $13,676,158, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management (the advisor and administrator):

                The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annual rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee based on an annual rate of the funds average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory, and record-keeping services for the fund. For the fiscal period from February 1, 1999, through December 31, 1999, the fund paid the administrator a monthly fee in an amount equal to an annual rate of 0.15% of the fund s average weekly net assets. Effective January 1, 2000, the administrators fee increased to an annual rate of 0.20% of the funds average weekly net assets. The new administrative fee includes 0.05% for accounting expenses which were previously charged to and paid separately by the fund.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agent agreement with Merrill Lynch (the remarketing agent). The remarketing
--------------------------------------------------------------------------------

          2000 Annual Report  13  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal and auditing services; insurance; interest; taxes and other miscellaneous expenses. During the year ended January 31, 2000, the fund paid $6,124 for custody services to U.S. Bank.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER    EXPIRATION
                                          ------------  ----------
                                           $  942,779         2003
                                            1,557,574         2004
                                              216,201         2008
                                           ----------
                                           $2,716,554
                                           ==========

--------------------------------------------------------------------------------

          2000 Annual Report  14  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                                 Year Ended January 31,
                                     -----------------------------------------------
                                      2000      1999(g)     1998     1997     1996
                                     -------   ----------  -------  -------  -------
PER-SHARE DATA
Net asset value, common stock,
  beginning of period .............  $15.43      $15.07    $13.98   $14.42   $11.97
                                     ------      ------    ------   ------   ------
Operations:
  Net investment income ...........    1.03        1.02      1.00     1.07     1.07
  Net realized and unrealized gains
    (losses) on investments .......   (2.27)       0.36      1.12    (0.50)    2.52
                                     ------      ------    ------   ------   ------
    Total from operations .........   (1.24)       1.38      2.12     0.57     3.59
                                     ------      ------    ------   ------   ------
Distributions to shareholders from
  net investment income:
  Paid to common shareholders .....   (0.77)      (0.75)    (0.76)   (0.75)   (0.85)
  Paid to
    preferred shareholders ........   (0.25)      (0.27)    (0.27)   (0.26)   (0.29)
                                     ------      ------    ------   ------   ------
    Total distributions to
      shareholders ................   (1.02)      (1.02)    (1.03)   (1.01)   (1.14)
                                     ------      ------    ------   ------   ------
Net asset value, common stock, end
  of period .......................  $13.17      $15.43    $15.07   $13.98   $14.42
                                     ======      ======    ======   ======   ======
Market value, common stock, end
  of period .......................  $11.75      $14.00    $13.44   $12.13   $12.50
                                     ======      ======    ======   ======   ======
SELECTED INFORMATION
Total return, common stock, net
  asset value (a) .................   (9.88)%      7.62%    13.63%    2.41%   28.31%
Total return, common stock, market
  value (b) .......................  (10.81)%     10.07%    17.53%    3.29%   15.21%
Net assets at end of period
  (in millions) ...................  $  119      $  132    $  130   $  124   $  127
Ratio of expenses to average weekly
  net assets applicable to common
  stock (c) .......................    1.20%       1.13%     1.19%    1.22%    1.20%
Ratio of net investment income to
  average weekly net assets
  applicable to common
  stock (d)(e) ....................    5.49%       5.02%     5.10%    5.90%    5.81%
Portfolio turnover rate (excluding
  short-term securities) ..........      10%         19%       46%      28%      54%
Remarketed preferred stock
  outstanding end of period
  (in millions) ...................  $   44      $   44    $   44   $   44   $   44
Asset coverage per share (in
  thousands) (f) ..................  $   69      $   76    $   75   $   71   $   73
Liquidation preference and market
  value per share of preferred
  stock (in thousands) ............  $   25      $   25    $   25   $   25   $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.78%, 0.75%, 0.78%, 0.78% AND 0.77%, IN FISCAL YEARS 2000, 1999, 1998, 1997, AND 1996,
     RESPECTIVELY. DIVIDENDS PAID TO SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.72%, 4.52%, 4.58%, 5.02% AND 5.13% IN FISCAL YEARS 2000, 1999, 1998, 1997, AND
     1996, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED STOCK OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

--------------------------------------------------------------------------------

          2000 Annual Report  15  American Municipal Income Portfolio

INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                          January 31, 2000
 .....................................................................................

                                                      Principal              Market
Description of Security                                Amount              Value (a)
--------------------------------------------------    -----------         ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (93.7%):
MUNICIPAL BONDS (92.7%)
  ARIZONA (3.2%):
    Pima County United School District (FGIC),
      8.38%, 7/1/13 ..............................    $ 3,000,000(b)      $  3,775,500
                                                                          ------------
  CALIFORNIA (4.6%):
    Duarte Redevelopment Agency (Escrowed to
      maturity), 6.88%, 11/1/11 ..................      5,000,000(d)         5,649,350
                                                                          ------------
  COLORADO (0.4%):
    Water Reserve and Power Development (Callable
      9/1/06 at 101), 5.90%, 9/1/16 ..............        500,000              501,305
                                                                          ------------
  GEORGIA (9.1%):
    Municipal Electrical Authority (FGIC)
      (Callable 1/1/03 at 102), 6.50%, 1/1/12 ....     10,000,000(b)(d)     10,801,600
                                                                          ------------
  HAWAII (2.1%):
    State Department of Budget and Finance,
      6.40%, 7/1/13 ..............................      2,415,000            2,454,002
                                                                          ------------
  ILLINOIS (6.6%):
    Augustana College Revenue (Callable 10/01/07
      at 100), 5.70%, 10/1/11 ....................        500,000              497,850
    Chicago State University Revenue (MBIA)
      (Prerefunded to 12/1/04 at 102),
      6.00%, 12/1/12 .............................      1,000,000(b)(e)      1,060,050
    Health Facility Authority-Lutheran General
      Hospital, 7.00%, 4/1/08-4/1/14 .............      1,500,000            1,631,095
    Health Facility Authority-Lutheran General
      Hospital (Prerefunded to 1/01/02 at 102),
      6.80%, 1/1/22 ..............................      1,000,000(e)         1,052,340
    Kane County School District (FGIC)
      (Prerefunded to 2/1/05 at 100),
      5.75%, 2/1/15 ..............................      1,000,000(b)(e)      1,031,930
    Rochelle Electric Systems (AMBAC) (Callable
      5/1/06 at 102), 5.20%, 5/1/16 ..............        750,000(b)           678,585
    Rockford Multifamily Housing Revenue (Callable
      1/20/08 at 102), AMT, 5.88%, 1/20/38 .......      2,215,000(b)         2,038,132
                                                                          ------------
                                                                             7,989,982
                                                                          ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2000 Annual Report  16  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                      Principal              Market
Description of Security                                Amount              Value (a)
--------------------------------------------------    -----------         ------------
  INDIANA (4.9%):
    Health Facility Authority-Columbus Hospital
      (FSA), 7.00%, 8/15/15                           $ 2,670,000(b)      $  2,971,870
    Health Facility Authority-Greenwood Village
      South (Callable 5/15/08 at 101),
      5.50%, 5/15/18 .............................      2,280,000            1,822,176
    Municipal Bond Bank (Callable 2/1/04 at 102),
      6.00%, 2/1/16 ..............................      1,000,000            1,001,490
                                                                          ------------
                                                                             5,795,536
                                                                          ------------
  IOWA (0.8%):
    Sheldon Health Care Facilities (Callable
      3/1/04 at 101), 6.15%, 3/1/16 ..............      1,000,000              980,950
                                                                          ------------
  KANSAS (0.9%):
    Kansas City Utility Systems Revenue (FGIC)
      (Callable 9/1/04 at 102), 6.25%, 9/1/14 ....      1,000,000(b)         1,039,780
                                                                          ------------
  KENTUCKY (2.4%):
    State Housing Authority (Callable 11/01/29 at
      100), 6.08%, 1/1/30 ........................      3,000,000            2,876,430
                                                                          ------------
  LOUISIANA (4.5%):
    De Soto Parish Pollution Control (MBIA)
      (Callable 1/1/03 at 102), 7.60%, 1/1/19 ....      5,000,000(b)         5,378,450
                                                                          ------------
  MARYLAND (2.2%):
    Baltimore Parking Revenue - Series A (FGIC),
      5.90%, 7/1/13 ..............................      2,500,000(b)         2,581,875
                                                                          ------------
  MICHIGAN (9.3%):
    Comstock Park Public Schools (FGIC) (Callable
      1/1/03 at 102), 7.88%, 5/1/11 ..............      3,145,000(b)(d)      3,771,358
    Hospital Financing Authority-Daughters of
      Charity (Escrowed to maturity),
      5.25%, 11/1/15 .............................      3,000,000            2,824,920
    Kent Hospital Financial Authority-Michigan
      Hospitals (MBIA) (Callable 1/15/08 at 100),
      7.25%, 1/15/13 .............................      4,000,000(b)(d)      4,546,240
                                                                          ------------
                                                                            11,142,518
                                                                          ------------
  MINNESOTA (6.9%):
    Eden Prairie Multifamily Housing Revenue
      (Callable 1/20/08 at 102),
      5.50%-5.60%, 1/20/18-7/20/28 ...............      1,400,000            1,277,189
    Minneapolis Special School District #1 (MBIA)
      (Callable 2/1/03 at 100), 5.45%, 2/1/15 ....      3,630,000(b)         3,460,552
    Moorhead Golf Course Revenue (Callable 12/1/08
      at 100), 5.88%, 12/1/21 ....................      2,890,000            2,590,278

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2000 Annual Report  17  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                      Principal              Market
Description of Security                                Amount              Value (a)
--------------------------------------------------    -----------         ------------
    State Housing and Finance Agency (Callable
      7/1/02 at 102), AMT, 6.85%, 1/1/24 .........    $   840,000(b)      $    853,314
                                                                          ------------
                                                                             8,181,333
                                                                          ------------
  NEBRASKA (1.4%):
    Educational Financial Authority Revenue
      (Callable 12/15/08 at 100),
      5.35%, 12/15/18 ............................      2,040,000            1,705,175
                                                                          ------------
  NEVADA (2.5%):
    Washoe County School District (MBIA) (Callable
      6/1/04 at 101), 5.75%, 6/1/12 ..............      3,000,000(b)         3,013,950
                                                                          ------------
  NEW MEXICO (7.4%):
    Mortgage Finance Authority,
      6.40%-6.88%, 7/1/15-7/1/25 .................      8,485,000            8,821,124
                                                                          ------------
  OHIO (0.7%):
    Franklin County Health Care Facility Revenue
      (Callable 8/15/08 at 101),
      5.25%, 8/15/12 .............................      1,000,000              854,130
                                                                          ------------
  SOUTH DAKOTA (3.6%):
    Health & Education Facilities Authority -
      Prairie Crossings (Callable at 11/01/29 at
      102), 6.00%, 11/1/19 .......................      2,000,000            1,945,700
    Housing and Development Authority (Callable
      5/1/04 at 102), 5.80%, 5/1/14 ..............      1,270,000            1,261,847
    Sioux Falls Health Facilities-Evangelical
      Lutheran (AMBAC) (Callable 6/1/08 at 102),
      5.35%, 6/1/23 ..............................      1,250,000(b)         1,085,987
                                                                          ------------
                                                                             4,293,534
                                                                          ------------
  TENNESSEE (0.8%):
    Shelby County Health Education and Housing
      Facilities Board Revenue (Callable 7/01/09
      at 102), 5.50%, 7/1/20 .....................      1,000,000              905,560
                                                                          ------------
  TEXAS (8.3%):
    Abilene Health Facility Development (Callable
      11/15/08 at 101), 5.88%, 11/15/18 ..........      1,150,000              956,099
    Arlington Independent School District
      (Callable 2/15/05 at 100),
      6.00%, 2/15/15 .............................        670,000              680,432
    Arlington Independent School District (PSF)
      (Prerefunded to 2/15/05 at 100),
      6.00%, 2/15/05 .............................      1,605,000(b)(e)      1,674,946
    Fort Bend Independent School District
      (Escrowed to maturity), 5.00%, 2/15/14 .....      2,000,000            1,875,100
    Houston Water Conveyance System (AMBAC),
      7.50%, 12/15/16 ............................        745,000(b)           868,581

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2000 Annual Report  18  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                      Principal              Market
Description of Security                                Amount              Value (a)
--------------------------------------------------    -----------         ------------
    North Central Health Facilities Development
      Revenue (Callable 11/15/09 at 102),
      7.25%, 11/15/19 ............................    $ 3,000,000         $  2,755,590
    United Independent School District (Callable
      8/15/06 at 100), 5.00%, 8/15/14 ............      1,150,000            1,038,416
                                                                          ------------
                                                                             9,849,164
                                                                          ------------
  UTAH (3.8%):
    Municipal Power-San Juan Project (MBIA)
      (Prerefunded to 6/1/04 at 102),
      6.25%, 6/1/14 ..............................      1,300,000(b)(e)      1,387,542
    NEBO County School District (FGIC)
      (Prerefunded to 6/15/04 at 100),
      5.75%, 6/15/14 .............................      3,000,000(b)(e)      3,095,970
                                                                          ------------
                                                                             4,483,512
                                                                          ------------
  WASHINGTON (2.3%):
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15 ....      1,000,000(b)         1,003,860
    State Public Power Supply (FSA) (Callable
      7/1/07 at 102), 5.25%, 7/1/16 ..............      1,000,000(b)           902,000
    State Public Power Supply (Callable 7/1/08 at
      102), 5.13%, 7/1/18 ........................      1,000,000              854,490
                                                                          ------------
                                                                             2,760,350
                                                                          ------------
  WISCONSIN (4.0%):
    Amery Apple River Hospital Project (Callable
      6/1/08 at 100), 5.70%, 6/1/13 ..............      1,440,000            1,292,630
    Health and Education Facilities-Beloit
      Hospital (Callable 7/1/03 at 102),
      5.80%-5.90%, 7/1/09-7/1/11 .................      1,180,000            1,102,592
    Health and Education Facilities-Waukesha
      Hospital (AMBAC) (Callable 8/15/06 at 102),
      5.50%, 8/15/15 .............................      1,000,000(b)           942,190
    State Health & Educational Facility Authority
      Revenue (Callable 11/15/08 at 102),
      5.75%, 11/15/27 ............................      1,800,000            1,418,454
                                                                          ------------
                                                                             4,755,866
                                                                          ------------

      Total Municipal Bonds
        (cost: $112,273,283) .....................                         110,590,976
                                                                          ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2000 Annual Report  19  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                       Shares/
                                                      Principal              Market
Description of Security                                Amount              Value (a)
--------------------------------------------------    -----------         ------------
MUNICIPAL DERIVATIVE SECURITIES (1.0%):
INVERSE FLOATER
    Duluth, Minnesota, Health Care Trust
      Certificate, Series F2, 10.36%, 5/1/18
      (cost: $1,145,692) .........................    $ 1,110,000(b)(d)   $  1,159,950
                                                                          ------------

      Total Municipal Long-Term Securities
        (cost: $113,418,975)  ....................                         111,750,926
                                                                          ------------
COMMON STOCK (3.4%):
  CLOSED-END INVESTMENT COMPANIES (3.4%):
    Blackrock Investment Quality
      Municipal Trust ............................         72,600              925,650
    Van Kampen Advantage Municipal Trust II ......         15,400              178,062
    Van Kampen Municipal Opportunity Trust .......         35,100              467,269
    Van Kampen Municipal Trust ...................        165,800            2,186,487
    Van Kampen Value Municipal Trust Income ......         28,950              351,019
                                                                          ------------

      Total Common Stock
        (cost: $4,829,815) .......................                           4,108,487
                                                                          ------------
MUNICIPAL SHORT-TERM SECURITIES (1.6%):
  NEW YORK (0.8%):
    New York City, Subseries A-10, VRDN,
      3.65%, 8/1/16 ..............................    $   500,000(b)(c)        500,000
    New York City, Series C, 3.65%, 10/1/23 ......    $   400,000(c)           400,000
                                                                          ------------
                                                                               900,000
                                                                          ------------
  WASHINGTON (0.8%):
    Washington State Healthcare Facilities
      Authority Revenue, VRDN, 3.65%, 1/1/23 .....    $ 1,000,000(b)(c)      1,000,000
                                                                          ------------

      Total Municipal Short-Term Securities
        (cost: $1,900,000) .......................                           1,900,000
                                                                          ------------
RELATED PARTY MONEY MARKET FUND (0.2%):
    First American Tax Free Obligations Fund
      (cost: $286,325) ...........................        286,325(f)           286,325
                                                                          ------------

      Total Investments in Securities
        (cost: $120,435,115)(g)  .................                        $118,045,738
                                                                          ============

--------------------------------------------------------------------------------

          2000 Annual Report  20  American Municipal Income Portfolio

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
         AMT - ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 2000, THE AGGREGATE
          MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS
               $2,891,446, WHICH REPRESENTS 2.4% OF NET ASSETS.
         FGIC - FINANCIAL GUARANTY INSURANCE CORPORATION
         FSA - FINANCIAL SECURITY ASSURANCE
         MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
         PSF - PERMANENT SCHOOL FUNDING
         VRDN - VARIABLE RATE DEMAND NOTE
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON JANUARY 31, 2000.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 2000. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN THESE ILLIQUID SECURITIES. ON JANUARY 31, 2000, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $25,928,498 OR 21.7% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                                    DATE
                     SECURITY                           PAR       ACQUIRED    COST BASIS
--------------------------------------------------  -----------  -----------  -----------
DUARTE, CA, REDEVELOPMENT AGENCY                    $ 5,000,000   9/96-2/97   $ 5,764,893
GEORGIA MUNICIPAL ELECTRICAL AUTHORITY               10,000,000     10/95      10,622,412
COMSTOCK, MI, PARK PUBLIC SCHOOLS                     3,145,000  10/95-7/96     3,538,557
KENT, MI, HOSPITAL FINANCIAL AUTHORITY-MICHIGAN
HOSPITALS                                             4,000,000   9/96-2/97     4,642,446
DULUTH, MN, HEALTH CARE TRUST CERTIFICATE             1,110,000     5/94        1,145,692

(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ON JANUARY 31, 2000, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $120,347,032. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 1,855,132
      GROSS UNREALIZED DEPRECIATION ......   (4,156,426)
                                            -----------
        NET UNREALIZED DEPRECIATION ......  $(2,301,294)
                                            ===========

--------------------------------------------------------------------------------

          2000 Annual Report  21  American Municipal Income Portfolio

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Municipal Income Portfolio Inc. as of January 31, 2000, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 1999, and the financial highlights for each of the four years in the period ended January 31, 1999, were audited by other auditors whose report dated March 12, 1999, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. at January 31, 2000, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                                     [SIGNATURE]

Minneapolis, Minnesota
March 3, 2000
--------------------------------------------------------------------------------

          2000 Annual Report  22  American Municipal Income Portfolio

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                COMMON STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 99.99%
                QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                               AMOUNT
------------                              --------
February 24, 1999 ......................  $0.06275
March 24, 1999 .........................   0.06275
April 28, 1999 .........................   0.06275
May 26, 1999 ...........................   0.06275
June 23, 1999 ..........................   0.06275
July 28, 1999 ..........................   0.06275
August 25, 1999 ........................   0.06275
September 22, 1999 .....................   0.06600
October 27, 1999 .......................   0.06860
November 23, 1999 ......................   0.06600
December 15, 1999 ......................   0.06610
January 12, 2000 .......................   0.06600
                                          --------
    Total ..............................  $0.77195
                                          ========

                PREFERRED STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 99.99%
                QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                              AMOUNT
------------                              -------
Total class "T" ........................  $817.20
                                          -------
Total class "TH" .......................  $826.14
                                          =======

--------------------------------------------------------------------------------

          2000 Annual Report  23  American Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 16, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) The fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
David T. Bennett .......................        1,660                 0
Leonard W. Kedrowski ...................        1,660                 0

                David Bennett passed away in September, 1999. The fund's preferred shareholders will be asked to elect a replacement director at the next annual meeting.

                (2) The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     5,459,217            17,710
Roger A. Gibson ........................     5,459,217            17,710
Andrew M. Hunter III ...................     5,459,217            17,710
John M. Murphy, Jr. ....................     5,459,217            17,710
Robert L. Spies ........................     5,459,217            17,710
Joseph D. Strauss ......................     5,459,217            17,710
Virginia L. Stringer ...................     5,459,217            17,710

                (3) The fund's preferred and common shareholders, voting as a class, ratified the selection by the fund's Board of Directors of Ernst & Young LLP as the independent public

--------------------------------------------------------------------------------

          2000 Annual Report  24  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                    accountants for the fund for the fiscal year ending
                    January 31, 2000. The following votes were cast regarding this matter:

                                             SHARES           SHARES                      BROKER
                                           VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
                                          -------------  -----------------  -----------  ---------
                                             5,455,297            7,837         13,793        --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market.

--------------------------------------------------------------------------------

          2000 Annual Report  25  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the fund are subject to income tax to the same extent they would be if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.
--------------------------------------------------------------------------------

          2000 Annual Report  26  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any question about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

--------------------------------------------------------------------------------

          2000 Annual Report  27  American Municipal Income Portfolio

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          2000 ANNUAL REPORT

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